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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 6, 2006
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     Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

     Registrant's telephone number, including area code: (262)638-4000
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Item 5.03  Amendment to Bylaws

     Effective September 6, 2006, the Company amended the Company’s Bylaws to expressly permit electronic voting of proxies by shareholders. A copy of the amended Bylaws is attached as Exhibit 3.1 and incorporated herein by reference.

Item	9.01	Financial Statements and Exhibits
(c)	Exhibits.
EXHIBIT NUMBER		DESCRIPTION
3.1		Bylaws of Twin Disc, Incorporated (as amended effective September 6, 2006)

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SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 11, 2006

                                                                       Twin Disc, Inc.
                                                                       /s/ CHRISTOPHER J. EPERJESY

                                                                       Vice President - Finance, Chief Financial Officer and Secretary